As filed with the Securities and Exchange Commission on October 24, 2019
Securities Act File No. 333-94671
Investment Company Act File No. 811-09781

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 181	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 181	[X]

PFS Funds
(Exact Name of Registrant as Specified in Charter)

1939 Friendship Drive, Suite C, El Cajon, California 92020
(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code: (619) 588-9700

CT Corporation
155 Federal St., Suite 700, Boston, MA 02110
(Name and Address of Agent for Service)

With Copies to:

Ross Provence	John H. Lively
PFS Funds	Practus, LLP
1939 Friendship Drive, Suite C	11300 Tomahawk Creek Parkway, Ste. 310
El Cajon, California 92020	Leawood, KS 66211

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b);
[X] on November 1, 2019 pursuant to paragraph (b);
[ ] 60 days after filing pursuant to paragraph (a)(1);
[ ] on (date) pursuant to paragraph (a)(1);
[ ] 75 days after filing pursuant to paragraph (a)(2); or
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

FORM N-1A
PROSPECTUS

CASTLE FOCUS FUND

MOATX Investor Shares
CASTX Class C

For Investors Seeking Long-Term Capital Appreciation

Prospectus
November 1, 2019

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	1

Investment Objective	1
Fees and Expenses of the Fund	1
The Principal Investment Strategy of the Fund	2
The Principal Risks of Investing in the Fund	2
Performance History	3
Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4

Investment Objective, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings	5

Investment Objective	5
The Investment Selection Process Used by the Fund	5
The Principal Risks of Investing in the Fund	5
Portfolio Holdings Disclosure	7

Management	7

The Investment Adviser	7
The Sub-Adviser	7

Shareholder Information	9

Pricing of Fund Shares	9
Customer Identification Program	10
Investing in the Fund	10
Investments Made Through Brokerage Firms or Other Financial Institutions	10
Minimum Investments	10
Types of Account Ownership	11
Instructions For Opening and Adding to an Account	11
Telephone and Wire Transactions	12
Tax-Deferred Plans	13
Types of Tax-Deferred Accounts	13
Automatic Investment Plans	13
Dividend Reinvestment	14
Instructions For Selling Fund Shares	14
Additional Redemption Information	15
Shareholder Communications	16
Dividends and Distributions	16
Share Classes	17
Distribution (12b-1) and Shareholder Service Fees	17
Market Timing	17
Taxes	18
Other Fund Service Providers	19
Privacy Notice	19
Financial Highlights	20

Summary Section

Investment Objective

• The Castle Focus Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

	Investor
	Class	Class C

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the
amount redeemed)	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%
Distribution Fees/Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.58%	0.58%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	1.64%	2.64%
Fee Waiver(a)	(0.24%)	(0.24%)
Total Annual Fund Operating Expenses After Waiver	1.40%	2.40%

(a)Under the Services Agreement the Adviser receives an additional fee of 0.58% per annum and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective November 1, 2019 the Adviser has contractually agreed to waive Services Agreement fees by 0.24% of its average daily net assets through October 31, 2020. The Services Agreement fee waiver will automatically terminate on October 31, 2020 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before October 31, 2020.

Expense Example

The following example is intended to help you compare the cost of investing in Investor Shares and Class C Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Castle Focus Fund	One Year	Three Years	Five Years	Ten Years
Investor Shares	$143	$494	$869	$1,924
Class C Shares	$243	$798	$1,379	$2,956

Prospectus 1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74.00% of the average value of its portfolio.

The Principal Investment Strategy of the Fund

Under normal market conditions, the Fund invests primarily in common stocks of domestic companies and American Depositary Receipts (ADRs) of foreign companies of any size without regard to market capitalization that the Sub-Adviser believes possess a strong competitive position in their peer group and have undervalued assets or growth potential that is not yet reflected in stock price. The Fund may also invest in exchange traded funds (ETFs). The Fund will normally hold a core position of between 15 and 30 common stocks.

The Sub-Adviser's investment selection process generally begins with data from the Value Line Index (an equal-weighted stock index containing approximately 1,700 companies). As part of its investment selection process, the Sub-Adviser may evaluate companies using a value-oriented analysis which examines, among other things, cash flow, price-to-earnings ratios and price-to-book ratios. The Sub-Adviser may also examine a company's financial statements and visit with various levels of a company's management as well as customers and (as relevant) competition. The Sub-Adviser may sell or reduce the Fund's position in a security if it believes there is a significant change in long-term financial prospects.

The Fund is a "non-diversified" fund, which means it can invest in fewer securities at any one time than a diversified fund. From time to time the Fund may invest a significant portion of its assets in a limited number of industry sectors, but will not concentrate in any particular industry. Also, the Fund may hold for extended periods of time all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited.

The Principal Risks of Investing in the Fund

Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is risk that these and other factors may adversely affect the Fund's performance. The loss of money is a risk of investing in the Fund.

Risks of Investing in Common Stocks. Overall stock market risks may affect the value of the Fund. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Risks of Small and Medium Capitalization Companies. The Fund invests in the stocks of small and medium capitalization companies, which may subject the Fund to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may have limited product lines and markets, and may experience higher failure rates than do larger companies.

Foreign Risk. To the extent the Fund purchases ADRs, which will give the Fund exposure to foreign companies, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers, including adverse political, social and economic developments and differing auditing and legal standards.

Prospectus 2

Risks of Exchange Traded Funds. Investment in an exchange traded fund carries specific risk and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline.

Risk of Non-Diversification. The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweight in certain sectors at various times.

Management Risks. The Fund's strategy may fail to produce the intended results.

Performance History

The bar chart shows performance of the Fund's Investor Class Shares for each full calendar year since the Fund's inception. The returns for Class C Share will differ from those of Investor Class Shares because the expenses of the classes differ. The performance table compares the performance of the Fund's Investor Class Shares and Class C Shares over time to the performance of a broad-based securities market index. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.castleim.com or by calling 1-877-743-7820.

Annual Total Returns as of 12/31 for Investor Class Shares.

For the period January 1, 2019 through September 30, 2019, the total return for the Fund's Investor Class Shares was 13.13%.

Best Quarter (December 31, 2011) +7.86%    Worst Quarter (December 31, 2018) -7.20%

			Since
AVERAGE ANNUAL TOTAL RETURN			Inception
FOR THE PERIODS ENDED 12/31/18	1 Year	5 Years	(7/1/10)

CASTLE FOCUS FUND
Investor Class Shares Return Before Taxes	-5.36%	4.54%	6.83%
Return After Taxes on Distributions	-7.90%	3.11%	5.74%
Return After Taxes on Distributions and Sale of Fund Shares	-2.04%	3.32%	5.26%
Class C Shares	-6.29%	3.50%	5.78%
S&P 500 Index (does not reflect deductions for fees, expenses or taxes)	-4.38%	8.49%	13.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown only for the Fund’s Investor Class Shares; after-tax returns for the Class C Shares will vary because of different expenses.

Prospectus 3

Management

Investment Adviser and Sub-Adviser

Castle Investment Management, LLC is the Fund's investment adviser. St. James Investment Company, LLC is the Fund's Sub-Adviser.

Portfolio Manager

Robert Mark has been the portfolio manager of the Fund since its inception in July 2010. Mr. Mark is a managing member and owner of the Sub-Adviser.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Investor Shares	Initial	Additional
Regular Account	$4,000	$100
Automatic Investment Plan	$2,000	$100	*
IRA Account	$2,000	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

Class C Shares	Initial	Additional
Regular Account	$2,000	$100
Automatic Investment Plan	$1,000	$100	*
IRA Account	$1,000	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Castle Focus Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), by wire, or by telephone at 1-877-743-7820. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Prospectus 4

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

• The Castle Focus Fund seeks long-term capital appreciation

The Investment Selection Process Used by the Fund

St. James Investment Company, LLC, the Fund's Sub-Adviser, invests primarily in common stocks of domestic companies and American Depositary Receipts (ADRs) of foreign companies of any size without regard to market capitalization that the Sub-Adviser believes possess a strong competitive position in their peer group and have undervalued assets or growth potential that is not yet reflected in stock price. The Fund may also invest in exchange traded funds (ETFs). ETFs are investment companies each share of which generally tracks a basket of securities in an index or benchmark and the shares of which generally trade in the secondary markets. The Fund will normally hold a core position of between 15 and 30 common stocks. Also, the Fund may hold for extended periods of time all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited.

The Sub-Adviser's investment selection process generally begins with data from the Value Line Index (an equal-weighted stock index containing approximately 1,700 companies from the New York Stock Exchange, the NYSE Alternext US LLC (formerly the American Stock Exchange) and Nasdaq). The Sub-Adviser eliminates companies with poor balance sheets. The Sub-Adviser then evaluates, on a quantitative basis, the remaining company candidates which may include an examination of, among other things, cash flow, price-to-earnings ratios and price-to-book ratios. The Sub-Adviser may also examine a company's financial statements and visit with various levels of a company's management as well as customers and (as relevant) competition. The Sub-Adviser may sell or reduce the Fund's position in a security if it believes there is a significant change in the long-term fundamental prospects of a company or if, in the sub-adviser's opinion, a company's balance sheet is no longer sufficiently conservative.

Defensive Positions

The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited or market conditions are adverse. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses.

The Principal Risks of Investing in the Fund

Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is risk that these and other factors may adversely affect the Fund's performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The loss of money is a risk of investing in the Fund.

Risks of Investing in Common Stocks. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk

Prospectus 5

that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company's management or the demand for its products or services. You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Risks of Small and Medium Capitalization Companies. To the extent the Fund invests in small and medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium capitalization companies may have limited markets, product lines or financial resources, and may lack management experience.

Risk of Non-Diversification. The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Foreign Risk. To the extent the Fund purchases ADRs, which will give the Fund exposure to foreign companies, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments. In addition, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the U.S. The considerations noted above generally are intensified for investments in emerging markets. Emerging markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Risks of Exchange Traded Funds (ETFs). Investment in an exchange traded fund carries specific risk and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative.

Sector Risk. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Sub-Adviser invests a significant portion of the Fund's assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. The sectors in which the Fund may be overweighted will vary.

Prospectus 6

Management Risks. The Fund's strategy may fail to produce the intended results.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

Management

The Investment Adviser

Castle Investment Management, LLC (the "Adviser") is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. Castle Investment Management, LLC is a registered investment adviser. The Adviser was organized in 2010 and its address is 277 S. Washington Street, Suite 335, Alexandria, Virginia 22314.

The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund. A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement between the Trust and the Adviser is available in the Fund's annual report to shareholders dated June 30, 2019. For its services, the Adviser received an investment management fee equal to 1.00% of the average daily net assets of the Fund for the fiscal year ended June 30, 2019. Under the Services Agreement the Adviser receives an additional fee of 0.58% per annum and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective November 1, 2019 the Adviser has contractually agreed to waive Services Agreement fees by 0.24% of its average daily net assets through October 31, 2020. The Services Agreement fee waiver will automatically terminate on October 31, 2020 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before October 31, 2020. For its services the Adviser received services fees after waivers equal to 0.34% of the average daily net assets of the Fund for the fiscal year ended June 30, 2019.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Class C shares may pay distribution related and/or administrative servicing fees out of its Rule 12b-1 and/pr service fee plan. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, these services will not be taken into consideration.

The Sub-Adviser

St. James Investment Company, LLC (the "Sub-Adviser") serves as the sub-adviser of the Fund. St. James Investment Company, LLC makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment program. The Fund's investment portfolio is managed on a day-to-day basis by Robert Mark. Mr. Mark is the managing member and the majority owner of the Sub-Adviser and has served as portfolio manager of the Fund since its inception. The Sub-Adviser is a registered investment adviser. The Sub-Adviser was organized in 1999 and its address is 3838 Oak Lawn Avenue, Suite 1414, Dallas, Texas 75219.

Mr. Mark is the cofounder of the Sub-Adviser and serves as portfolio manager for the firm's core equity strategy. Mr. Mark formerly worked in the Private Client Group at Goldman Sachs in Houston

Prospectus 7

after graduating from the University of Texas at Austin where he received his MBA in Finance. Mr. Mark graduated in 1989 from the United States Military Academy at West Point with a BS in Engineering. A more comprehensive discussion of the Sub-Adviser’s activities, compensation, other accounts and account types managed by the portfolio manager, and the portfolio manager's ownership of Fund shares may be found in the statement of additional information ("SAI") dated November 1, 2019. The SAI is available upon request at no charge by calling the Fund at 1-877-743-7820 or can be downloaded for free at www.castleim.com.

Sub-Adviser's Related Performance

The data below is provided to illustrate the past performance of the Fund's Sub-Adviser in managing equity accounts utilizing strategies that are substantially similar to those that are utilized by the Fund. This prior performance of the Sub-Adviser does not represent the performance of the Fund, nor should it be considered a substitute for the Fund's performance. You should not consider this performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund.

The St. James Investment Company Composite (the "Composite") represents all of the accounts in the Composite that have investment objectives, policies and strategies that are substantially similar. As of June 30, 2019 the Composite consisted of 2,369 advisory accounts. As of this date, the total assets of the Composite were approximately $1,179.6 million.

In certain cases, the calculation methodologies utilized to create the Composite may be different from the standard SEC formula used by mutual funds for presenting their performance returns. The Composite reflects performance for a typical investor in the portfolio who invested at the beginning of the period and remained invested throughout the period. Advisory fees for the private accounts are deducted quarterly and over time will reduce the net return on a compounded basis.

The private accounts represented by the Composite are not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for such private accounts could have been adversely affected if they had been subject to mutual fund regulations. In addition, the operating expenses incurred by the accounts included were lower than the operating expenses of the Fund, and, accordingly, those expenses generally have less of an adverse effect on the performance results of the Composite.

Schedule of Comparative Performance Statistics (June 30, 2019)

	Gross-	Net-	Benchmark	Number	Internal	Value of	% of Total	Total Firm
	-of-Fees	-of-Fees	Index	of	Composite	Composite	Firm Assets	Assets
	Return	Return	Return	Portfolios	Dispersion	(USD mil.)	in Composite	(millions)
*1999	31.62%	30.89%	13.43%	6		$1.9	69.9%	$2.7
2000	8.66%	7.59%	-9.42%	9	6.17%	$2.1	48.2%	$4.4
2001	1.26%	0.23%	-12.23%	16	6.61%	$4.0	62.6%	$6.4
2002	0.88%	-0.13%	-22.48%	19	3.79%	$7.0	20.6%	$34.1
2003	25.07%	23.84%	27.99%	29	0.27%	$3.4	8.2%	$41.3
2004	20.60%	19.43%	10.21%	19	2.45%	$5.7	12.6%	$45.2
2005	9.99%	8.91%	4.33%	20	2.65%	$6.7	11.1%	$60.4
2006	9.93%	8.84%	15.14%	32	2.13%	$12.5	13.5%	$92.5
2007	8.32%	7.25%	4.90%	42	0.85%	$19.3	25.3%	$76.3
2008	-10.94%	-12.07%	-37.45%	72	3.45%	$30.1	26.4%	$114.1
2009	19.84%	18.37%	25.55%	271	2.66%	$133.5	60.7%	$220.1
2010	9.53%	8.20%	14.37%	814	1.40%	$302.6	60.0%	$504.6
2011	7.71%	6.36%	1.47%	1,584	1.06%	$975.3	91.7%	$1,063.4
2012	4.58%	3.30%	15.22%	2,155	0.61%	$1,190.2	92.9%	$1,281.4
2013	16.63%	15.74%	31.55%	2,082	1.07%	$1,343.0	95.2%	$1,411.2
2014	10.70%	9.75%	12.99%	2,289	0.61%	$1,380.4	94.4%	$1,461.5
2015	-0.95%	-1.87%	0.74%	2,166	0.86%	$1,189.3	93.7%	$1,268.6
2016	11.68%	10.61%	11.23%	2,159	1.01%	$1,266.3	97.8%	$1,295.4
2017	13.55%	12.40%	21.09%	2,586	0.86%	$1,353.9	96.8%	$1,397.9
2018	-3.99%	-5.06%	-4.95%	2,611	0.70%	$1,179.4	98.0%	$1,203.8
2019	11.78%	11.16%	18.18%	2,369	n/a	$1,179.6	97.9%	$1,204.4

* The Composite (the "Composite") was created in January 2005, and has an inception date of June

Prospectus 8

1999. New accounts that fit the Composite definition are added after the first full month that the account is under management. Closed account data is included in the Composite, as mandated by the standards, in order to eliminate a survivorship bias. Portfolios in this Composite may also be part of another firm composite. Our selection process may lead to investments that differ markedly from the benchmarks presented. Returns may be more volatile than, and/or may not be correlated to, these indices (for comparative purposes only).

Benchmark

The benchmark is the S&P 500 Index Net Total Return, a market-capitalization weighted index containing the 500 most widely held companies (400 industrial, 20 transportation, 40 utility and 40 financial companies) chosen with respect to market size, liquidity, and industry. The volatility of the S&P 500 Index may be materially different from that of the strategy depicted, and the holdings in the strategy may differ significantly from the securities that comprise the S&P 500 Index. The S&P 500 Index is calculated on a total return basis, with dividends reinvested after the deduction of withholding taxes, and is not assessed a management fee. The comparison of results to an index does not disclose all facts materially relevant to the comparison.

Performance Calculations

Valuations and returns are computed and stated in U.S. dollars, and individual portfolios are revalued monthly. Portfolios also are revalued intra-month in cases where cash flows in excess of 10% of the portfolio's value occur. Pricing information is supplied by the account custodian. The firm uses the Modified Dietz formula to calculate monthly returns and links these returns geometrically to produce an accurate time-weighted rate of return. Composite returns are asset-weighted. Gross of fees returns are calculated gross of management and custodial fees and net of transaction costs. Net of fees returns are calculated net of management fees, transaction costs and all other applicable fees and expenses other than custodial fees. Both returns are calculated gross of all withholding taxes on foreign dividends. Accruals for fixed income and equity securities are included in calculations. Returns in this presentation include reinvestment of all income. Internal dispersion is calculated using the asset-weighted standard deviation of all accounts included in the composite for the entire year; it is not presented for periods less than one year, or when there were five or fewer portfolios in the composite for the entire year. For the years 1999 and 2000 of this composite, performance can be confirmed by electronic records rather than client custodial statements, which are no longer available for this time period. This presentation does not disclose the effect of material or economic conditions on the results portrayed. Past performance does not guarantee future results.

Shareholder Information

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Asset - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The New York Stock Exchange generally is open every day other than weekends and holidays. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Transfer Agent, Mutual Shareholder Services plus any applicable sales charge.

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If you purchase shares directly from the Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's assets are generally valued at their market value. If market prices are not available or, in the Sub-Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Sub-Adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Sub-Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Sub-Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to determine market value.

Customer Identification Program

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Investing in the Fund

You may purchase shares of the Fund through the Distributor or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-877-743-7820. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund is deemed to have received your order when the brokerage firm or financial institution receives the order, and your purchase will be priced at the next calculated NAV. Your financial institution is responsible for transmitting your order in a timely manner.

Minimum Investments

Investor Shares	Initial	Additional
Regular Account	$4,000	$$100
Automatic Investment Plan	$2,000	$100	*
IRA Account	$2,000	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

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Class C Shares	Initial	Additional
Regular Account	$2,000	$100
Automatic Investment Plan	$1,000	$100	*
IRA Account	$1,000	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

• Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

• A Gift or Transfer to Minor (UGMA or UTMA) A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

• Trust An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

• Business Accounts Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

• IRA Accounts See “Tax-Deferred Plans” on page 13.

Instructions For Opening and Adding to an Account

TO OPEN AN ACCOUNT

By Mail

Complete and sign the Shareholder Application or an IRA Application. Make your check payable to Castle Focus Fund.

• For IRA accounts, please specify the year for which the contribution is made.

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Mail or overnight the application and check to:

Castle Focus Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

TO ADD TO AN ACCOUNT

By Mail

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail or overnight the slip and the check to:

Castle Focus Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

TO OPEN AN ACCOUNT

By Wire

Call 1-877-743-7820 for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund.

TO ADD TO AN ACCOUNT

By Wire

Call 1-877-743-7820 for instructions.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund's transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in processing a transaction.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

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Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

US Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts

• Traditional IRA

An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

• Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

• Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

• SEP-IRA

An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

• Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions for each person covered by the plans.

• 403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

• 401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $2,000 (Investor Class) or $1,000 (Class C). Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.

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FOR INVESTING

Automatic Investment Plan

For making automatic investments from a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request although the Fund typically expects to satisfy redemption requests within two business days after the receipt of the redemption request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES

By Mail

Write a letter of instruction that includes:

  The names(s) and signature(s) of all account owners.
  Your account number.
  The dollar or share amount you want to sell.
  Where to send the proceeds.
  If redeeming from your IRA, please note applicable withholding requirements.
  Obtain a signature guarantee or other documentation, if required.

Mail or overnight your request to:

Castle Focus Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling 1-877-743-7820. Redemption proceeds will only be mailed to your address of record.

  You may only redeem a maximum of $25,000 per day by telephone.
  You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.
  Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

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For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-877-743-7820.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

  If you change ownership on your account.
  If you request the redemption proceeds to be sent to a different address than that registered on the account.
  If a change of address request has been received by the Transfer Agent within the last 15 days.
  If you wish to redeem $25,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-877-743-7820.

Redemptions In-Kind

Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. This method normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” If the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the applicable Fund uses to compute its NAV. Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Trust’s approved pricing agents. If the Fund redeems your shares in kind, it will value the securities pursuant to policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the transfer agent at 1-877-743-7820 to determine what additional documents are required.

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Address Changes

To change the address on your account, call the transfer agent at 1-877-743-7820 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the transfer agent at 1-877-743-7820 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the transfer agent at 1-877-743-7820 or send a written notification to:

Castle Focus Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

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Share Classes

Investor Shares

Investor shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. Investor shares require a minimum initial investment of $4,000.

Class C Shares

There is no sales charge imposed upon purchases of Class C Shares. Class C shares are subject to 12b-1 distribution and service related fees. Class C shares require a minimum investment of $2,000.

Distribution (12b-1) and Shareholder Service Fees

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Class C shares (this compensation is commonly referred to as "12b-1 fees"). This Distribution Plan provides that the Fund will pay the annual rate of 1.00% of the average daily net assets of the Fund's Class C Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's Class C shares. The 1.00% for the Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. Because the 12b-1 fees are paid out of the Fund's assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees also has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. The Fund may invest in foreign securities, and small to mid capitalization companies, and therefore may have additional risks associated with market timing. Because the Fund may invest in securities that are, among other things, priced on foreign exchanges, thinly traded, traded infrequently or relatively illiquid, the Fund has the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

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Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Fund may be required to withhold U.S federal income tax (presently at the rate of twenty-four percent (24%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund's shareholders' Consolidated Form 1099s when "covered" securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund's standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund's standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

The foregoing is not intended to be a full discussion of federal tax laws and the effect of such laws on you. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

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Other Fund Service Providers Investment Adviser
Castle Investment Management, LLC

Sub-Adviser
St. James Investment Company, LLC

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Legal Counsel
Practus, LLP

Transfer Agent
Mutual Shareholder Services, LLC

PRIVACY NOTICE

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following non-public personal information about you:

     • Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     • Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

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Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information has been audited by Cohen & Company, Ltd., the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

Financial Highlights - Investor Shares
Selected data for a share outstanding	7/1/2018	7/1/2017	7/1/2016	7/1/2015	7/1/2014
throughout the period:	to	to	to	to	to
	6/30/2019	6/30/2018	6/30/2017	6/30/2016	6/30/2015
Net Asset Value -
Beginning of Period	$22.24	$22.31	$21.04	$19.78	$21.47
Net Investment Income (a)	0.17	0.08	0.04	0.04	0.07
Net Gains or Losses on Investments
(realized and unrealized)	0.82	0.89	1.79	1.45	(0.17)
Total from Investment Operations	0.99	0.97	1.83	1.49	(0.10)
Proceeds from Redemption Fees	-	-	-	- +	- +
Distributions (From Net Investment Income)	(0.11)	(0.01)	(0.03)	(0.05)	(0.01)
Distributions (From Capital Gains)	(1.91)	(1.03)	(0.53)	(0.18)	(1.58)
Total Distributions	(2.02)	(1.04)	(0.56)	(0.23)	(1.59)
Net Asset Value -
End of Period	$21.21	$22.24	$22.31	$21.04	$19.78
Total Return (b)	5.19%	4.40%	8.92%	7.65%	(0.53)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$98,792	$116,678	$163,123	$150,304	$141,283
Before Waiver
Ratio of Expenses to Average Net Assets	1.58%	1.58%	1.58%	1.58%	1.58%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.54%	0.14%	-0.06%	-0.02%	0.08%
After Waiver
Ratio of Expenses to Average Net Assets	1.34%	1.34%	1.34%	1.34%	1.34%
Ratio of Net Investment Income to Average
Net Assets	0.78%	0.38%	0.18%	0.22%	0.32%
Portfolio Turnover Rate	74.00%	38.71%	47.50%	37.88%	34.57%

+ Amount was less than $0.005 per share.
(a) Based on Average Shares Outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends.

Prospectus 20

Financial Highlights - Class C
Selected data for a share outstanding	7/1/2018	7/1/2017	7/1/2016	7/1/2015	7/1/2014
throughout the period:	to	to	to	to	to
	6/30/2019	6/30/2018	6/30/2017	6/30/2016	6/30/2015
Net Asset Value -
Beginning of Period	$20.80	$21.11	$20.12	$19.06	$20.94
Net Investment Loss (a)	(0.04)	(0.12)	(0.17)	(0.13)	(0.13)
Net Gains or Losses on Investments
(realized and unrealized)	0.75	0.84	1.69	1.37	(0.17)
Total from Investment Operations	0.71	0.72	1.52	1.24	(0.30)
Proceeds from Redemption Fees	-	-	-	- +	- +
Distributions (From Net Investment Income)	-	-	-	-	-
Distributions (From Capital Gains)	(1.91)	(1.03)	(0.53)	(0.18)	(1.58)
Total Distributions	(1.91)	(1.03)	(0.53)	(0.18)	(1.58)
Net Asset Value -
End of Period	$19.60	$20.80	$21.11	$20.12	$19.06
Total Return (b)	4.13%	3.43%	7.78%	6.61%	(1.52)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$16,783	$16,850	$19,879	$21,332	$13,983
Before Waiver
Ratio of Expenses to Average Net Assets	2.58%	2.58%	2.58%	2.58%	2.58%
Ratio of Net Investment Loss to Average
Net Assets	-0.44%	-0.80%	-1.06%	-0.95%	-0.89%
After Waiver
Ratio of Expenses to Average Net Assets	2.34%	2.34%	2.34%	2.34%	2.34%
Ratio of Net Investment Loss to Average
Net Assets	-0.20%	-0.56%	-0.82%	-0.71%	-0.65%
Portfolio Turnover Rate	74.00%	38.71%	47.50%	37.88%	34.57%

+ Amount was less than $0.005 per share.
(a) Based on Average Shares Outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends.

Prospectus 21

Where To Go For Information

For shareholder inquiries, please call toll-free in the U.S. at 1-877-743-7820.

You will also find more information about the Fund on our website at www.castleim.com or in the following documents:

Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. There are three ways to get a copy of these documents.

1. Call or write for one, and a copy will be sent without charge.

Castle Focus Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147
1-877-743-7820
www.castleim.com

2. Call or write the Public Reference Section of the Securities and Exchange Commission
("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference
Room in Washington D.C.

Public Reference Section of the SEC
Washington D.C. 20549-1520
1-202-551-8090

Copies of these documents may also be obtained, after paying a duplication fee, by elec-
tronic request at the following e-mail address: publicinfo@sec.gov

3. Visit the Fund’s website at www.castleim.com or go to the SEC's website (www.sec.gov)
and download a text-only version.

PFS FUNDS SEC file number 811-09781

Castle Focus Fund 277 S. Washington Street, Suite 335 Alexandria, Virginia 22314 www.castleim.com 703-260-1921

PART B

FORM N-1A
STATEMENT OF ADDITIONAL INFORMATION

CASTLE FOCUS FUND
MOATX (Investor Shares)
CASTX (Class C Shares)

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2019

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Castle Focus Fund dated November 1, 2019. The SAI incorporates by reference the Fund’s Annual Report for the year ended June 30, 2019 (“Annual Report”). A free copy of the Prospectus and Annual Report can be obtained by going to the Castle Focus Fund’s website at www.castleim.com, writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling 1-877-743-7820.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1
INVESTMENT LIMITATIONS	6
THE INVESTMENT ADVISER	8
THE PORTFOLIO MANAGER	9
TRUSTEES AND OFFICERS	10
AUDIT COMMITTEE	11
COMPENSATION	13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
PORTFOLIO TRANSACTIONS AND BROKERAGE	14
ADDITIONAL TAX INFORMATION	16
PRICING OF FUND SHARES	25
PURCHASES OF SHARES	26
PURCHASES AND SALES THROUGH BROKER DEALERS	26
ANTI-MONEY LAUNDERING PROGRAM	26
REDEMPTIONS IN-KIND	26
CUSTODIAN	27
FUND SERVICES	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
DISTRIBUTOR	28
LEGAL COUNSEL	28
DISTRIBUTION PLAN	28
DISCLOSURE OF PORTFOLIO HOLDINGS	29
FINANCIAL STATEMENTS	30
PROXY VOTING POLICIES	30

DESCRIPTION OF THE TRUST AND THE FUND

     Castle Focus Fund (the "Fund") was organized as a non-diversified series of PFS Funds (the "Trust"), on June 28, 2010 and commenced operations on June 30, 2010. The Trust is an open-end investment company established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011 (the "Trust Agreement"). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of multiple separate and distinct portfolio series the assets and liabilities of which are separate and distinct from the assets and liabilities of the other series portfolios of the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Funds do not have any preemptive rights. The investment adviser to the Fund is Castle Investment Management, LLC (the "Adviser") and the sub-adviser to the Fund is St. James Investment Company, LLC (the “Sub-Adviser”).

     Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of the Fund.

     The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund"). The Trust Agreement provides for the perpetual existence of the Trust and the Fund. The Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund or by the Trustees upon notice to shareholders. The Trust Agreement also provides that the Trustees may also terminate the Trust upon written notice to the shareholders, and that shareholders holding at least two-thirds of the Trust’s outstanding shares may terminate the Trust.

     For information concerning the purchase and redemption of shares of the Fund, see "Purchase and Sale of Fund Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as “Spiders”), DIAMONDS, QQQs and a number of other exchange traded funds (“ETFs”). SPDRs represent ownership in the SPDR S&P 500 ETF Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the NYSE under the symbol “SPY.” DIAMONDS represent ownership in the SPDR Dow Jones Industrial Average ETF Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consists of the 30 component stocks of the Dow. DIAMONDS trade on the NYSE under the symbol “DIA.” QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the PowerShares QQQ Index Tracking Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs are listed on The NASDAQ Stock Market, Inc. under the symbol “QQQ.” The Fund may also invest in a variety of other exchange traded funds. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange traded shares as they become available. When the Fund invests in ETFs or other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company.

     Many ETFs are organized as investment companies under the Investment Company Act of 1940, as amended. Investments in the securities of other investment companies, including investments in ETFs and closed-end funds, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

     Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, a Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

     In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for a fund of funds.

     B. Foreign Securities. The Fund may invest in foreign equity securities including American Depositary Receipts (“ADRs”) and ETFs that hold foreign securities. ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     C. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

     The Fund may also sell short “against the box”. Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

     D. Securities Lending. The Fund may make long and short term loans of its portfolio securities to (in an amount up to 33 1/3% of Fund assets) parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive

100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     E. Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, non-publicly offered securities and restricted securities. Restricted securities are securities where the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

     With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

     F. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

     G. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

     H. Fixed Income Securities. The Fund may invest in all types of fixed income securities, including when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

     Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

     I. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

     (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     J. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

     K. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     L. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

     M. Real Estate Investment Trusts. The Fund may invest in the securities of real estate investment trusts (REITs). REITs offer investors greater liquidity and diversification than direct ownership of properties. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Unlike corporations, REITs do not pay income taxes if they meet certain IRS requirements. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate, though, a REITs performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if following the consummation of such merger, consolidation or acquisition results in an investment in the securities of any issuer or a position held that is prohibited by any applicable limitation or restriction of the Fund, the Fund shall, within ninety days (three days in the case of Investment Limitation #1 above) after the consummation of such merger, consolidation or acquisition (or the date of exceeding the borrowing limit with respect to Investment Limitation #1 above), dispose of all of the securities of such issuer or such portion thereof or eliminate such position, as shall be necessary to bring the investment or position within the bounds of the applicable limitation or restriction of the Fund.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Funds will not purchase or sell puts, calls, options or straddles, except as described in the Statement of Additional Information.

     5. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Adviser is Castle Investment Management, LLC, located at 277 S. Washington Street, Suite 335, Alexandria, VA 22314. The Adviser is controlled by Caeli Andrews and Andrew Welle.

     Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an annual investment management fee of 1.00% of the average daily net assets of the Fund. For the fiscal years ended June 30, 2017, 2018 and 2019, the Adviser earned management fees equal to $1,783,138, $1,776,977 and $1,214,009, respectively.

     The Adviser retains the right to use the name "Castle Focus" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Castle Focus" or any derivative thereof automatically ceases ninety days after termination of the Management Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     Under the Services Agreement, the Adviser assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), underlying fund fees and expenses, and extraordinary or non-recurring expenses. Under the Services Agreement, the Adviser receives an annual Services Agreement fee of 0.58% of the average daily net assets of the Fund. The Fund may also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the Act. For the fiscal years ended June 30, 2017, 2018 and 2019, the Adviser earned services fees, before the waiver described below, equal to $1,034,220, $1,030,647 and $704,126, respectively.

     Effective November 1, 2016 the Adviser contractually agreed to waive Services Agreement fees by 0.24% of its average daily net assets through October 31, 2017. For the fiscal year ended June 30, 2017, the Adviser waived service fees equal to $427,953. Effective November 1, 2017 the Adviser contractually agreed to waive Services Agreement fees by 0.24% of its average daily net assets through October 31, 2018. For the fiscal year ended June 30, 2018, the Adviser waived service fees equal to $426,475. Effective November 1, 2018 the Adviser contractually agreed to waive Services Agreement fees by 0.24% of its average daily net assets through October 31, 2019. For the fiscal year ended June 30, 2019, the Adviser waived service fees equal to $291,362. Effective November 1, 2019 the Adviser contractually agreed to waive Services Agreement fees by 0.24% of its average daily net assets through October 31, 2020. The Services Agreement fee waiver will automatically terminate on October 31, 2020 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before October 31, 2020. There are no recoupment provisions for the waivers described above.

     As full compensation for all services rendered, the Adviser (not the Fund) pays the Sub-Adviser a sub-advisory fee of 0.20% of the Fund’s average daily net assets from $0 to $50 million; and an annual rate of 0.25% on the Fund’s average daily net assets between $50 million and $100 million. During periods when the Fund’s average daily net assets are between $100 million and $500 million, the sub-advisory fee will be equal to an annual rate of 0.30% of Fund assets. During periods when the Fund’s average daily net assets are between $500 million and $1 billion, the sub-advisory fee will be equal to an annual rate of 0.30% of the Fund’s average daily net assets from $0 to $500 million; and an annual rate of 0.35% on the Fund’s average daily net assets between $500 million and $1 billion. During periods when the Fund’s average daily net assets are above $1 billion, the sub-advisory fee will be equal to an annual rate of 0.30% of the Fund’s average daily net assets from $0 to $500 million; an annual rate of 0.35% on the Fund’s average daily net assets between $500 million and $1 billion; and an annual rate of 0.40% on the Fund’s average daily net assets above $1 billion. For the fiscal years ended June 30, 2017, 2018 and 2019, the Sub-Adviser earned an investment sub-advisory fee of $534,941, $533,093 and $364,203, respectively, which were paid by the Adviser. The Sub-Adviser is controlled by Robert J. Mark.

THE PORTFOLIO MANAGER

     Mr. Robert Mark (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by the Portfolio Manager as of June 30, 2019.

				Total Assets By
			Number of Accounts	Account Type
	Number of Accounts	Total Assets By	by Type Subject to a	Subject to a
Account Type	by Account Type	Account Type	Performance Fee	Performance Fee
Registered	1	$28.3 Million	0	0
Investment
Companies
Other Pooled	0	0	0	0
Investment Vehicles
Other Accounts	2,385	$1,042.9 Million	0	0

     As of June, 30, 2019 the Sub-Adviser managed the accounts listed above. The Sub-Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

     Mr. Mark’s compensation as the Fund's Portfolio Manager is not a fixed salary. Mr. Mark’s compensation is not based on Fund performance. There are no bonuses associated with his service to the Fund. However, because Mr. Mark is the majority shareholder of the Sub-Adviser, his compensation is based upon the Sub-Adviser's profitability.

Mr. Mark participates directly in all profits and losses of the Sub-Adviser, including the sub-advisory fees paid by the Adviser.

     The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of June 30, 2019.

Name of Portfolio Manager Dollar Range of Equity Securities in
the Fund

Robert Mark	none

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Trustees who are "interested persons" of the Trust, as defined in the Investment Company Act of 1940, are indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

     The Board is currently composed of four Trustees, including three Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.

     Board Leadership Structure. The Chairman of the Board of Trustees is Mr. George Cossolias, who is an Independent Trustee. The Board has established an Audit Committee which allows it to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. The Board of Trustees had determined that its leadership structure is appropriate based on the size of the Trust, the Board’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency. The Board periodically reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and allocates responsibility among the Audit Committee of the Trustees and the full Board in a manner that enhances effective oversight.

     Risk Oversight. Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of each Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

AUDIT COMMITTEE

     The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Thomas H. Addis III, Allen C. Brown and George Cossolias. The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee selects and recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. During the fiscal year ended June 30, 2019, the Audit Committee met four times.

     The Board nominates and appoints trustees to fill vacancies on the Board of Trustees and to stand for election at shareholder meetings of the Trust. The nomination of any Independent Trustees to the Board is made in the sole and exclusive discretion of the current Independent Trustees. The Trustees do not consider nominations by shareholders for trustee candidates. Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Jeffrey R. Provence. Mr. Jeffrey R. Provence has served as a Trustee since the Trust’s inception in 2000. Mr. Jeffrey R. Provence is the CEO of Premier Fund Solutions, Inc., the Trust’s administrator. He provides the Board of Trustees with knowledge related to fund administration. Mr. Jeffrey R. Provence is also a General Partner of Value Trend Capital Management, LP, and has worked in the investment management industry since 1995 providing investment management knowledge to the Board of Trustees.

Thomas H. Addis III. Mr. Addis has served as a Trustee since the Trust’s inception in 2000. Mr. Addis is the Executive Director/CEO of the Southern California PGA. His strategic planning, organizational and leadership skills help the Board set long-term goals.

Allen C. Brown. Mr. Brown has served as a Trustee since June 2010. He has been an estate planning and business attorney since 1970. As a practicing attorney for over four decades, Mr. Brown provides a valued legal perspective to the Board of Trustees.

George Cossolias. Mr. Cossolias has served as a Trustee since the Trust’s inception in 2000, and as the Chairman of the Board of Trustees since May 2013. As a Certified Public Accountant, Mr. Cossolias brings budgeting and financial reporting skills to the Board of Trustees. Mr. Cossolias serves as Chairman of the Trust’s Audit Committee.

     The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

Interested Trustees and Officers

Name,	Position(s)	Length	Principal Occupation(s)	Number of	Other
Address (1),	with	of Time	During	Portfolios In	Directorships
and Age	the Trust	Served	Past 5 Years	Fund Complex	Held By
				Overseen By	Trustee
				Trustee	During the
Past 5 Years

Ross C.	President	Indefinite	General Partner and	N/A	N/A
Provence, Year		Term;	Portfolio Manager for
of Birth: 1938		Since 2000	Value Trend Capital
Management, LP
(1995 to current).
Estate planning
attorney (1963 to current).

Jeffrey R.	Trustee, Secretary	Indefinite	CEO, Premier Fund	8	Blue Chip
Provence(2),	and Treasurer	Term;	Solutions, Inc. (2001 to		Investor
Year of Birth:		Since 2000	current). General Partner and		Funds, Meeder
1969			Portfolio Manager for Value		Funds
Trend Capital Management,
LP (1995 to current).

Julian G.	Chief	Chief	Managing Member,	N/A	N/A
Winters,	Compliance	Compliance	Watermark Solutions LLC
Year of Birth:	Officer	Officer Since	(investment compliance and
1968		2010	consulting) since March
2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, CA 92020.
(2) Jeffrey R. Provence is considered "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940
by virtue of his position with the Trust.

Independent Trustees

Name,	Position	Length	Principal Occupation(s)	Number of	Other
Address(1),	with	of Time	During	Portfolios In	Directorships
and Age	the Trust	Served	Past 5 Years	Fund Complex	Held By
				Overseen By	Trustee
				Trustee	During the
Past 5 Years

Thomas H.	Independent	Indefinite	Executive Director/CEO,	8	None
Addis III,	Trustee	Term;	Southern California PGA
Year of Birth:		Since 2000	(2006 to current).
1945

Allen C. Brown,	Independent	Indefinite	Law Office of Allen C.	8	Blue Chip
Year of Birth:	Trustee	Term;	Brown. Estate planning and		Investor Funds
1943		Since 2010	business attorney (1970 to
current).

George	Independent	Indefinite	Partner of CWDL, CPAs	8	Blue Chip
Cossolias, CPA,	Trustee	Term;	(February 1, 2014 to		Investor Funds
Year of Birth:		Since 2000	current). Owner of George
1935			Cossolias & Company,
CPAs (1972 to January 31,
2014). President of
Lubrication Specialists, Inc.
(develops and distributes
petroleum-based products)
(1996 to current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

BOARD INTEREST IN THE FUND

As of December 31, 2018, the Trustees owned the following amounts in the Funds:

		Aggregate Dollar Range of Equity Securities
Name of Trustee or Officer	Dollar Range of Securities In The	In All Registered Investment Companies
	Castle Focus Fund	Overseen By Trustee In Family of Investment
		Companies
Jeffrey R. Provence(1)	$0	over $100,000
Thomas H. Addis III	$0	$0
Allen C. Brown	$0	$0
George Cossolias, CPA	$0	$0

(1)Jeffrey R. Provence is considered "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.

COMPENSATION

     Trustee fees are paid by the advisers to the Funds of the Trust, including the Adviser to the Castle Focus Fund, and Trustees who are deemed "interested persons" of the Trust receive no compensation. Each Independent Trustee shall receive a $375 per meeting fee for each series portfolio of the Trust unless such series portfolio has not reached (i) 5 years of operations (ii) or $5 million in assets, in such case the fee would be $250 per meeting. Additionally, for each series portfolio with less than one year of operation the maximum per meeting fee received by an

Independent Trustee is $250. The following table shows Trustee compensation for the fiscal year ended June 30, 2019:

	Pension or Retirement
	Benefits Accrued as	Estimated Annual	Aggregate Compensation	Total Compensation
	Part of	Benefits	from the	from the
Name	Fund Expenses	Upon Retirement	Castle Focus Fund	Fund Complex
Jeffrey R. Provence	$0	$0	$0	$0
Thomas H. Addis III	$0	$0	$1,500	$10,250
Allen C. Brown	$0	$0	$1,500	$10,250
George Cossolias, CPA	$0	$0	$1,500	$10,250

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of October 3, 2019, each of the following shareholders was considered to be either a control person or principal shareholder of the Castle Focus Fund:

Name of Fund and Share			% Ownership of	Type of
Class	Name and Address	Shares	Share Class	Ownership
Castle Focus Fund –	Raymond James & Associates Inc.	1,151,121.13	25.03%	Record
Investor Class	For Benefit of Customers
	880 Carillon Parkway
	St. Petersburg, FL 33716
Castle Focus Fund –	Charles Schwab & Co., Inc	997,743.70	21.69%	Record
Investor Class	For Benefit of Customers
	211 Main Street
	San Francisco, CA 94105
Castle Focus Fund –	TD Ameritrade Inc.	948,758.52	20.63%	Record
Investor Class	For Benefit of Customers
	PO Box 2226
	Omaha, NE 68103
Castle Focus Fund –	RBC Capital Markets LLC	840,833.14	18.28%	Record
Investor Class	Mutual Fund Omnibus Processing
	60 South Sixth ST-P08
	Minneapolis, MN 55402
Castle Focus Fund –	National Financial Services	546,174.14	11.87%	Record
Investor Class	For Benefit of Customers
	200 Liberty Street
	New York, NY 10281-1033
Castle Focus Fund –	RBC Capital Markets LLC	581,182.63	69.54%	Record
Class C	Mutual Fund Omnibus Processing
	60 South Sixth ST-P08
	Minneapolis, MN 55402
Castle Focus Fund –	Raymond James & Associates Inc.	197,564.21	23.64%	Record
Class C	For Benefit of Customers
	880 Carillon Parkway
	St. Petersburg, FL 33716

As of October 3, 2019, the trustees and officers did not own any shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Sub-Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Sub-Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

     The Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Sub-Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Sub-Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Sub-Adviser that the review and study of the research and other information will not reduce the overall cost to the Sub-Adviser of performing its duties to the Fund under the Management Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers. For the fiscal year ended June 30, 2017, the Fund paid brokerage commissions of $734. For the fiscal year ended June 30, 2018, the Fund paid brokerage commissions of $446. For the fiscal year ended June 30, 2019, the Fund paid brokerage commissions of $470.

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enables the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve it respective investment objectives. The portfolio turnover rates for the Fund for the three years ended June 30, 2017, 2018 and 2019 were 47.50%, 38.71% and 74.00%, respectively.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Sub-Adviser's clients seek to purchase or sell the same security at or about the same time, the Sub-Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Sub-Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Sub-Adviser believes an adjustment is reasonable.

     The Trust, the Sub-Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code of Ethics from the SEC.

ADDITIONAL TAX INFORMATION

     The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

     In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

  a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
  a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
  a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

     A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC

     The Fund intends to qualify each year for treatment as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). There can be no assurance that it actually will so qualify. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

     If a RIC fails this 90% income test such RIC is only required to pay a tax equal to the amount by which it failed the 90% income test.

     With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

     If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.” Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of corporate tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

     If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

     The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which the Fund paid no federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

     To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if the Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

     The Fund’s net realized gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital loss carryforwards for any year beginning on or before December 22, 2010 may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. There is no limitation on the number of years to which capital losses arising in years beginning after December 22, 2010 may be carried forward. Any such capital losses are utilized before capital losses arising in years beginning on or before December 22, 2010.

     The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

     Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC

     If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it could be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income, provided in each case that certain holding period and other requirements are satisfied.

     Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its re-qualification as a RIC.

Taxation for U.S. Shareholders

     Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which generally provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

     As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, the Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction), unless the Fund determines that a different method for a particular item is warranted under the circumstances.

     For purposes of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

     If more than 50% of the value of the Fund’s assets at the close of the taxable year consist of stock or securities in foreign corporations and certain other requirements are met, the Fund may elect to have its foreign tax deduction or credit for such withholding taxes be taken by its investors instead of claiming it on its tax return. If such an election is made, each investor will include in gross income his proportional share of the foreign taxes paid by the Fund. Investors may claim the amount of such taxes paid as a foreign tax credit in order to reduce the amount of U.S. federal income tax liability that an investor incurs on his or her foreign source income, including foreign source income from the Fund. If the Fund makes the election, it will furnish the shareholders with a written notice after the close of its taxable year.

     The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

     Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 21%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

     The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

     For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

     For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

     Original Issue Discount, Pay-In-Kind Securities, and Market Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

     Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.” Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable

CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

     Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

     Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

     Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     The RICs in which the Fund invests may invest in foreign securities. Dividends and interest received by an RIC’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the RIC in which the Fund invests is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such RIC’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the RIC should be eligible to file an election with the IRS that may enable its shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the by Fund, subject to certain limitations.

     A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfied this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

     Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

     A regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

     The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

     In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

     Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the Non-U.S. shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the Non-U.S. shareholder received (as described below).

     If a beneficial holder of Fund shares who is a Non-U.S. shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     If a beneficial holder of Fund shares who is a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

     To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. shareholders in the Fund should consult their tax advisers in this regard.

     A beneficial holder of Fund shares who is a Non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

     Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

     Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Shareholder Reporting Obligations With Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

     Other Reporting and Withholding Requirements. Legislation enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

     The IRS has issued preliminary regulations with respect to these new rules. Their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a Non-U.S. shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

     Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

     Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

     FATCA. Although the Fund does not allow accounts from foreign jurisdictions at this time, the following disclosure regarding FATCA is nonetheless potentially relevant to the Fund and its investors. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

     The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

PRICING OF FUND SHARES

     The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.

PURCHASES OF SHARES

     The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus entitled “Distribution Arrangements and Sales Charges”. The Prospectus contains a general description of how investors may buy shares of the Fund and states whether a Fund offers more than one class of shares. Investor shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. Class C Shares are offered without an initial sales charge. The Fund may sell shares without a sales charge or contingent deferred sales charges (“CDSCs”) pursuant to special purchase plans the Trust signs.

     Shares of the Fund are offered on a continuous basis at NAV by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

Investor Shares

     Investor shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. Investor shares require a minimum initial investment of $4,000.

Class C Shares

     Class C Shares are subject to an annual 12b-1 and/or service fee of up to 1.00% of the average daily net assets of the Class. Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 and/or service fees applicable to Class C Shares for an indefinite period subject to annual approval by the Fund’s Board of Trustees and regulatory limitations. Class C Shares of the Fund are sold at NAV without an initial sales charge. Class C shares require a minimum investment of $2,000.

PURCHASES AND SALES THROUGH BROKER DEALERS

     The Fund may be purchased through broker dealers and other intermediaries. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

REDEMPTIONS IN-KIND

     Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. This method normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” If the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the applicable Fund uses to compute its NAV. Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Trust’s approved pricing agents. If the Fund redeems your shares in kind, it will value the securities pursuant to policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

CUSTODIAN

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 (the "Custodian"), has been selected as the Trust's custodian. The Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, the Custodian will receive and deliver cash and securities of the Fund in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities. The Custodian will also maintain certain accounts and records of the Fund.

FUND SERVICES

     Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (direct shareholders) or $8.00 per shareholder (fundserv accounts) (subject to a minimum monthly fee of $775) for these transfer agency services.

     In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,200, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus .01% on assets greater than $200 million and above $300 in assets the annual fee is $70,450 plus .005% on assets greater than $300 million. For the fiscal year ended June 30, 2017, the Adviser paid MSS $129,336 for transfer agent and accounting services. For the fiscal year ended June 30, 2018, the Adviser paid MSS $115,860 for transfer agent and accounting services. For the fiscal year ended June 30, 2019, the Adviser paid MSS $68,067 for transfer agent and accounting services.

     Premier Fund Solutions, Inc. (“PFS”), 1939 Friendship Drive, Suite C, El Cajon, CA 92020, provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Adviser equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,500 and any waivers). A Trustee of the Trust is the CEO of PFS. For the fiscal year ended June 30, 2017 the Adviser paid PFS $124,681 for administrative services. For the fiscal year ended June 30, 2018, the Adviser paid PFS $124,293 for administrative services. For the fiscal year ended June 30, 2019, the Adviser paid PFS $84,965 for administrative services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2020. The independent registered public accounting firm performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Rafferty Capital Markets, LLC (the “Distributor”), located at 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530, serves as the principal underwriter of the Fund’s shares. The Distributor is a broker-dealer and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

LEGAL COUNSEL

     Practus, LLP, 11300 Tomahawk Creek Parkway, Ste. 310, Leawood, KS 66211, serves as legal counsel for the Trust and Fund.

DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class C shares of the Fund. As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.

     Potential benefits of the Plan to the Fund’s Class C shareholders include improved shareholder services, savings in transfer agency costs, savings in other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

     Under the Plan, the Fund may expend up to 1.00% of the Class C Shares’ average daily net assets annually to finance any activity primarily intended to result in the sale of Fund shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures, paid as service fees to any person who sells Fund shares, may not exceed 0.25% of the Fund’s Class C shares average net asset value. The 1.00% for the Class C Shares is comprised of a 0.25% service fee and a 0.75% 12b-1 distribution fee. For the fiscal year ended June 30, 2017, the fees incurred by the Fund under the Plan were $219,747. For the fiscal year ended June 30, 2018, the fees incurred by the Fund under the Plan were $177,911. For the fiscal year ended June 30, 2019, the fees incurred by the Fund under the Plan were $167,613.

     The Plan is a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Fund’s Class C shares regardless of the level of expenditures made by the Fund’s distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to Class C shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund’s Class C shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the Class C shares of the Fund; and (vi)

financing any other activity that the Fund’s distributor determines is primarily intended to result in the sale of Class C shares of the Fund.

     The Fund’s distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Class C shares.

For the fiscal year ended June 30, 2019, the following Rule 12b-1 payments were made under the Plan:

Expense Type	Class C
Advertising	$-
Printing and postage	-
Compensation to underwriter	402
Compensation to broker-dealers	167,211
Compensation to sales personnel	-
Payment to Advisor for C share financing	-
Other	-
$167,613

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Fund’s website, is public information. Information posted to the Fund’s website and other marketing and sales literature may be posted or produced as frequently as monthly with little or no lag between the date of the information and the date the information is disclosed and is public information. All other information is non-public information.

     The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third-party servicing agents are the Adviser, Sub-Adviser, Transfer Agent, Fund Accounting Agent, Distributor, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The Fund also releases information to Morningstar, Thomson Reuters, Bloomberg, and Factset on a delayed basis after the information has been filed with the SEC or otherwise made public. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

     The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund, or the Adviser. Additionally, the Fund, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

FINANCIAL STATEMENTS

     The financial statements and report of the independent registered public accounting firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2019. The Trust will provide the Annual Report without charge at written or telephone request.

PROXY VOTING POLICIES

     The Trust, the Adviser and the Sub-Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Sub-Adviser, subject to the Adviser’s oversight and the supervision of the Board of Trustees. The Sub-Adviser votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Fund’s Proxy Voting Policy and Procedure is attached as Exhibit A. The Sub-Adviser’s Proxy Voting Policy and Procedure is attached as Exhibit B.

     The Trust’s policy provides that, if a conflict of interest between the Adviser or the Sub-Adviser or their respective affiliates and the Fund arises with respect to any proxy, the Adviser and/or the Sub-Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser or the Sub-Adviser, is most consistent with the Sub-Adviser’s proxy voting policies and in the best interests of Fund shareholders.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-Month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, 1-877-743-7820 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s and the Sub-Adviser’s proxy voting policy and procedures are also available by calling 1-877-743-7820 and will be sent within three business days of receipt of a request

EXHIBIT A PFS FUNDS

PROXY VOTING POLICY AND PROCEDURE

PFS Funds (the “Trust”) is a registered open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “Proxy Rule”). Consistent with its fiduciary duties and pursuant to the Proxy Rule, the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein. This policy may be amended, from time to time, as determined by the Board.

The Proxy Rule requires that each series of shares of the Trust listed on Exhibit A, attached hereto, (each a “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The Proxy Rule also requires each Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

Delegation of Proxy Voting Authority to Fund Advisor

The Board believes that the investment advisor (or sub-advisor as the case may be) of each Fund (each an “Advisor”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited entity to make decisions on how to vote proxies of portfolio companies held by that Fund. Therefore, subject to the oversight of the Board, the Trust shall defer to and rely on the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy (each an “Advisor’s Voting Policy”), a copy of which shall be presented to the Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

The Board, including a majority of the independent trustees of the Board, shall approve each Advisor’s Voting Policy as it relates to each Fund. The Board shall also approve any material

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changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

Conflict of Interest Transactions

In some instances, an Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor. In such case, the Advisor is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Advisor has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Advisor’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Advisor of its final decision on the matter and the Advisor shall vote in accordance with the Board’s decision.

Oversight of the Advisors’ Proxy Voting Compliance Activities

Each Advisor shall present to the Trust’s administrator a quarterly report summarizing its proxy voting compliance activities for the preceding quarter. The administrator shall review the report to ensure compliance with the Proxy Rule and with this Policy, and shall determine the steps and procedures, if any, that must be undertaken or adopted by the Trust and any Advisor to ensure further compliance with the relevant laws.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

Each Fund shall disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

In accordance with the Proxy Rule, each Advisor shall provide a complete voting record, for each series of the Trust for which it acts as advisor, to the Trust’s administrator within 15 days following the end of each calendar quarter. The Trust’s administrator will file Form N-PX with the SEC on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

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Each Fund, subject to oversight of the Board, shall disclose the Fund’s complete proxy voting record to its shareholders on Form N-PX, as required by the Proxy Rule, for the twelve-month period ended June 30th. Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote: (i) The name of the issuer of the portfolio security; (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means); (iii) The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means); (iv) The shareholder meeting date; (v) A brief identification of the matter voted on; (vi) Whether the matter was proposed by the issuer or by a security holder; (vii) Whether the Fund cast its vote on the matter; (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

If a Fund has a website, the Fund may post of copy of its Advisor’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

3

EXHIBIT B

PROXY VOTING POLICIES AND PROCEDURES

St. James Investment Company (“St. James”) has adopted the following policies and procedures regarding proxy voting for its Clients’ accounts.

DUTY OF CARE

As a registered investment adviser with the SEC, St. James owes its Clients a duty of care, and a duty of loyalty, at all times. This means that, if granted the authority to vote proxies, St. James must always vote in the best interests of its clients. St. James must maintain copies of all proxy votes cast on Clients’ behalf, and St. James will provide Clients with this information upon request.

PROXY VOTING AUTHORITY

Currently, St. James has agreed to retain proxy voting authority over accounts for which the client has requested the Firm do so. For those clients that have authorized St. James to vote proxies on their behalf, proxy voting ballots are to be sent directly to St. James by the custodian for the account. For all others, St. James has been informed by the account custodians that proxy ballots will be sent directly to the Client at their address of record. For those Clients that vote their own proxies, but would still like advice before casting their ballot, instructions will be provided telling them to contact St. James at 214-484-7250.

DETERMINING THE VOTE

It is St. James’ policy to vote, and St. James will advise the Client to vote, proxies along with management suggestions, unless St. James, or the Client, if the Client is voting the proxy, is aware of any information that would affect the voting. Examples of factors that may be considered when voting on particular matters, presented to St. James, are; changes in corporate governance structures, adoption or amendments to compensation plans (including stock options), matters involving social issues or corporate responsibility and other matters that directly affect the fees paid by the Firm’s Clients. This is not an all-inclusive list. For proxies to elect candidates to directorships of a public company or mutual fund, St. James will vote in favor of the ballot recommendations of the public company or mutual fund’s management, unless St. James has personal knowledge of a problem or has a direct conflict of interest. Robert Mark, or his designee, will have the authority to vote all proxy requests received.

MATERIAL CONFLICTS OF INTEREST

St. James recognizes that employees, advisory representatives and/or officers of its firm may have relationships that may place the firm in a conflict of interest situation that may be material to its business. St. James is not currently aware of any material conflicts of interest that may affect its proxy voting or guidance to clients, although senior management is aware that they must keep this in mind. In most matters where a material conflict of interest is involved, St. James will follow management’s recommendations unless personal information is known to the Firm that leads it to believe this is not in the client’s best interest. At all times, St. James must be able to demonstrate that the conflict of interest did not affect its vote on such matters.

Some potential conflicts of interest can include an adviser or affiliate who: manages a pension plan; administers employee benefit plans; provides brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies; or has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorship.

1

Another example of a potential material conflict of interest may be an adviser, that is solicited to vote client proxies, approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of compensation for the adviser.

Should a potential material conflict of interest be identified, St. James will document it, in writing, for the proxy files and disclose it to the Client, in writing, before a vote is cast. Robert Mark, or his designee, will disclose such conflicts along with a record of how St. James chooses to vote the proxy. In the event of a conflict of interest, no vote will be cast without prior approval from the Client. This approval may be either verbal or in writing, and documentation of the approval will be maintained in the Client’s file. At all times, St. James will choose to vote in what it believes are the best interests of the Client.

St. James will also assess its conflicts of interest in any given situation before providing advice to a Client requesting guidance on how to vote a specific proxy. This will be documented in the Client’s file, and notes on the discussion with the Client (along with the Client’s questions on the proxy) will be maintained as well. In no instance, will St. James tell the client how to vote. St. James will provide guidance only.

NOT VOTING A PROXY

At times, St. James may choose not to vote proxies based on its apparent or perceived conflict of interest. In these circumstances, not voting may be in the best interest of the Client. Accordingly, in these cases, St. James will disclose to that Client that St. James cannot vote the proxy, so the Client can choose whether, or not, to vote the proxy directly.

St. James may choose not to vote proxies due to other considerations as well. For example, the administrative burden or expense to do the due diligence on a vote or to cast the vote (e.g., the vote must be cast in person) outweighs the benefits of voting the proxy. St. James will maintain a list of all votes not cast.

REQUESTS FROM CLIENTS

St. James will provide a copy of its policies and procedures on proxy voting, and a record of all proxy votes cast (or not cast) on Clients’ behalf, to Clients when they request them. St. James may deliver the policies and procedures or the voting record for the Client, as applicable, by email, US mail, or in person. Some proxies may be cast “blind” without particular knowledge of the Client that owns the security. St. James will provide a record of these votes to all requesting clients, via the delivery methods above.

All personal data must be removed from proxy vote records requests before a copy is provided to the Client (i.e., CUSIP or account numbers, tax identification numbers, etc.) unless St. James is only providing voting records for that particular Client and no other Client’s information is included.

MAINTENANCE OF BOOKS AND RECORDS

St. James does not prepare documents that are material to its decisions on client proxies. The following books and records, in connection with St. James’ proxy voting, will be maintained for a period of five years from the end of the St. James fiscal year during which the last entry in the record was made:

  St. James Proxy Voting Policies and Procedures, and all updates thereto
  A list of all clients that have given St. James proxy voting authority, along with a current list (or statement) of their holdings.
  Documentation of all proxies received, and all proxy votes cast, or not cast, on behalf of clients.
  Documentation of all conflicts of interest identified by St. James in connection with proxies received.

2

  Documentation of disclosures to Client(s), in connection with any identified conflicts of interest, and a list of Clients who received them, how they were delivered, and any authorization received from Client(s) for St. James to vote the subject proxy.
  Documentation of any guidance that St. James provided to a Client on a proxy.
  Documentation of all Client requests for proxy voting policies and procedures and for proxy votes cast (or not cast), the date the request was received, the date the procedures (or voting information) were delivered and how they were delivered, and a copy of the material provided, along with any accompanying document or cover letter.

PROXY VOTING RECONCILIATION

Because St. James manages client accounts held at a number of different custodians, it is not feasible for St. James to reconcile client proxies each time a vote occurs. Therefore, the CCO will periodically reconcile a sample of proxies voted with the holdings in client accounts and maintain documentation of each reconciliation. In the event that a reconciliation identifies proxy voting exceptions, the CCO will document the reason(s) for the exceptions and further actions taken, if any.

St. James utilizes the web-based proxy voting system, “ProxyEdge”, to vote and track proxies.

Any questions on these policies or procedures should be directed to Amy Burson or Robert Mark of St. James Investment Company. Amy Burson is responsible for maintaining these procedures.

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PART C FORM N-1A OTHER INFORMATION

ITEM 28. Exhibits.

(a)(1) Declaration of Trust. Incorporated by reference to Registrant’s Registration Statement filed on January 14, 2000.

(a)(2) Amended and Restated Declaration of Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed on January 31, 2011.

(a)(3) Amendments to Amended and Restated Declaration of Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 45 filed on June 25, 2012.

(b)(1) By-laws. Incorporated by reference to Registrant’s Registration Statement filed on January 14, 2000.

(b)(2) Amended and Restated By-laws. Incorporated by reference to the Registrant's Post-Effective Amendment No. 5 filed on May 31, 2005.

(b)(3) Amendment No. 2 to the By-laws. Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed on January 31, 2011.

(c) Certificates for shares are not issued. Provisions of the Agreement and Declaration of Trust define the rights of holders of shares of the Trust.

(d)(1) Management Agreement between the Trust and Value Trend Capital Management, LP. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 29, 2000.

(d)(2)(i)Management Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(d)(2)(ii) Management Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(d)(3)(i)Sub-Advisory Agreement between Castle Investment Management and St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(d)(3)(ii) Amendment to Sub-Advisory Agreement between Castle Investment Management and St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 122 filed on July 29, 2016.

(d)(3)(iii) Sub-Advisory Agreement between Castle Investment Management and Tandem Investment Advisors, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(d)(4) Management Agreement between the Trust and Bretton Capital Management, LLC for the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 98 filed on April 30, 2015.

(d)(5)(i) Management Agreement between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(d)(5)(ii) Management Agreement fee waiver between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 170 filed on March 28, 2019.

(d)(6) Management Agreement between the Trust and Ensemble Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 139 filed on April 26, 2017.

(d)(7) Management Agreement between the Trust and Taylor Frigon Capital Management LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(d)(8) Management Agreement between the Trust and Cargile Investment Management, Inc. for the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(d)(9) Management Agreement between the Trust and Alpha Fiduciary, Inc. with respect to Alpha Fiduciary Quantitative Strategy Fund. To be filed by amendment.

(e)(i) Distribution Agreement. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(e)(ii) Amended Distribution Agreement Schedule A. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(f) Not applicable.

(g)(i) Amended Custodian Agreement with PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(g)(ii) Amended Custodian Agreement Exhibit B. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(h)(1)(i) Amended Transfer Agent Agreement with Mutual Shareholder Services, LLC with respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(h)(2)(i) Amended Accounting Services Agreement with Mutual Shareholder Services, LLC, with respect to respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(h)(1)(ii) and (h)(2)(ii) Amended Accounting Services Agreement & Transfer Agent Agreement Exhibit. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(h)(3)(i) Amended Administration Servicing Agreement with Premier Fund Solutions, Inc. with respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 76 filed on March 31, 2014.

(h)(3)(ii) Amended Administration Servicing Agreement Exhibit A. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(h)(4)(i) Services Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(h)(4)(ii) Fee Waiver Agreement between the Trust and Castle Investment Management, LLC. Filed herewith.

(h)(4)(iii) Services Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(h)(4)(iv) Fee Waiver Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(h)(5)(i) Services Agreement between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(h)(5)(ii) Services Agreement fee waiver between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 170 filed on March 28, 2019.

(h)(6) Services Agreement between the Trust and Taylor Frigon Capital Management LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(h)(7) Services Agreement between the Trust and Cargile Investment Management, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018. (h)(8) Services Agreement between the Trust and Alpha Fiduciary, Inc. with respect to Alpha Fiduciary Quantitative Strategy Fund. To be filed by amendment.

(i)(1) Legal Opinion with respect to the Wireless Fund. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 29, 2000.

(i)(2) Legal Opinion with respect to the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(i)(3) Legal Opinion with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 18 filed on September 30, 2010.

(i)(4) Legal Consent with respect to the Wireless Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 177 filed on July 29, 2019.

(i)(5) Legal Consent with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 174 filed on April 26, 2019.

(i)(6) Legal Opinion with respect to the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(i)(7) Legal Consent with respect to the Castle Focus Fund. Filed herewith.

(i)(8) Legal Consent with respect to the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 170 filed on March 28, 2019.

(i)(9) Legal Opinion with respect to the Ensemble Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 112 filed on October 30, 2015.

(i)(10) Legal Opinion with respect to the Taylor Frigon Core Growth Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(i)(11) Legal Consent with respect to the Ensemble Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 166 filed on February 26, 2019.

(i)(12) Legal Consent with respect to the Taylor Frigon Core Growth Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 171 filed on March 28, 2019.

(i)(13) Legal Opinion with respect to the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(i)(14) Legal Opinion with respect to the Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(i)(15) Legal Opinion with respect to the Alpha Fiduciary Quantitative Strategy Fund. To be filed by amendment.

(j)(1) Consent of Cohen & Company, Ltd. with respect to the Wireless Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 177 filed on July 29, 2019.

(j)(2) Consent of Cohen & Company, Ltd. with respect to the Castle Focus Fund. Filed herewith.

(j)(3) Consent of Cohen & Company, Ltd. with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 174 filed on April 26, 2019.

(j)(4) Consent of Cohen & Company, Ltd. with respect the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 170 filed on March 28, 2019.

(j)(5) Consent of Cohen & Company, Ltd. with respect to the Ensemble Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 166 filed on February 26, 2019.

(j)(6) Consent of Cohen & Company, Ltd. with respect to the Taylor Frigon Core Growth Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 171 filed on March 28, 2019.

(j)(7) Consent of Cohen & Company, Ltd. with respect to the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(j)(8) Consent of Cohen & Company, Ltd. with respect to the Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(j)(9) Consent of auditors with respect to the Alpha Fiduciary Quantitative Strategy Fund. To be filed by amendment.

(k) Not applicable.

(l) Not applicable

(m) Distribution Plan under Rule 12b-1 for the Class C Shares of the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(n) Rule 18f-3 Plan for the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 126 filed on September 28, 2016.

(o) Reserved.

(p)(1) Code of Ethics for the Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(p)(2) Code of Ethics for Value Trend Capital Management, LP. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(p)(3) Amended Code of Ethics for Castle Investment Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 51 filed on October 26, 2012.

(p)(4) Amended Code of Ethics for St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 177 filed on July 29, 2019.

(p)(5) Code of Ethics for Bretton Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 18 filed on September 30, 2010.

(p)(6) Code of Ethics for Christopher Weil & Company, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(p)(7) Amended Ethics for Ensemble Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 177 filed on July 29, 2019.

(p)(8) Code of Ethics for Taylor Frigon Capital Management LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(p)(9) Code of Ethics for Cargile Investment Management, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(p)(10) Code of Ethics for Tandem Investment Advisors, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(p)(11) Code of Ethics for Alpha Fiduciary, Inc. To be filed by amendment.

(q) Powers of Attorney of the Registrant and the Officers and the Trustees of the Registrant. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

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ITEM 29. Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30. Indemnification.

Reference is made to the Registrant's Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of the Investment Adviser.

See the Prospectuses section entitled “Management of the Fund–Adviser” and the Statement of Additional Information section entitled “Investment Adviser” for the activities and affiliations of the officers and directors of the investment advisers of the Registrant (the “Advisers”). Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisers currently serve as investment advisers to other institutional and individual clients.

ITEM 32. Principal Underwriter.

(a)	Rafferty Capital Markets, LLC (“RCM”), 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530, serves as the Trust’s principal underwriter. RCM also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Adirondack Funds, Direxion Funds, FMI Funds Inc., Leuthold Funds, Reynolds Funds, Sparrow Funds and Walthausen Funds.

(b)	The following table identifies the Officers of RCM and their positions, if any, with the Trust. The business address of each of these individuals is 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530.

Name	Position with Underwriter	Position with Trust

Kathleen Rafferty	President	None
Stephen P. Sprague	Chief Financial Officer	None

(c)	No commissions or other compensation were received, directly or indirectly, from the Registrant during the most recent fiscal year by the principal underwriter.

ITEM 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant at 1939 Friendship Drive, Suite C, El Cajon, California 92020 and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, US Bank, 425 Walnut Street, Cincinnati, Ohio 45202. Certain books and records relating to the Trust’s series portfolios are maintained at the offices of the advisers to the Trust’s series portfolios: (a) Value Trend Capital Management, LP, located at 1939 Friendship Drive, Suite C, El Cajon, California, keeps records relating to its function as the investment adviser to the Wireless Fund.

(b) Castle Investment Management, LLC, located at 277 S. Washington Street, Suite 335, Alexandria, VA 22314, keeps records relating to its function as the investment adviser to the Castle Focus Fund.

(c) St. James Investment Company, LLC, located at 3838 Oak Lawn Avenue, Suite 1414, Dallas, Texas 75219, keeps records relating to its function as the sub-adviser to the Castle Focus Fund.

(d) Bretton Capital Management, LLC, located at 25 Taylor Street, San Francisco, CA 94102, keeps records relating to its function as the adviser to the Bretton Fund.

(e) Christopher Weil & Company, Inc., located at 11236 El Camino Real, Suite 200, San Diego, California 92130, keeps records relating to its function as the investment adviser to the Christopher Weil & Company Core Investment Fund.

(f) Ensemble Capital Management, LLC located at 1350 Bayshore Highway, Suite 460, Burlingame, CA 94010, keeps records relating to its function as the investment adviser to the Ensemble Fund.

(g) Taylor Frigon Capital Management LLC located at 656 Santa Rosa Street, Suite 3B, San Luis Obispo, CA 93401, keeps records relating to its function as the investment adviser to the Taylor Frigon Core Growth Fund.

(h) Cargile Investment Management, Inc. located at 415 West Wall Street, Suite 2200, Midland, Texas 79701, keeps records relating to its function as the investment adviser to the Cargile Fund.

(i) Tandem Investment Advisors, Inc. located at 145 King Street, Suite 400, Charleston, South Carolina 29401, keeps records relating to its function as the sub-adviser to the Castle Tandem Fund.

ITEM 34. Management Services.

Not Applicable.

ITEM 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 181 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Cajon, State of California, on the 24th day of October, 2019.

PFS Funds By: /s/ Ross C. Provence Ross C. Provence, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 181 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

/s/ Ross C. Provence	President of the Funds	October 24, 2019
Ross C. Provence

/s/ Jeffrey R. Provence	Secretary, Treasurer and	October 24, 2019
Jeffrey R. Provence	Trustee of the Funds

/s/ Thomas H. Addis III*	Trustee of the Funds	October 24, 2019
Thomas H. Addis III

/s/ Allen C. Brown*	Trustee of the Funds	October 24, 2019
Allen C. Brown

/s/ George Cossolias*	Trustee of the Funds	October 24, 2019
George Cossolias, CPA

* By: /s/ Jeffrey R. Provence
        Jeffrey R. Provence, Secretary, Treasurer and Attorney-In-Fact

Date: October 24, 2019

PFS FUNDS PART C - EXHIBIT LIST FOR POST-EFFECTIVE AMENDMENT NO. 181 AS FILED ON OCTOBER 24, 2019

EXHIBIT INDEX

ITEM 28

(h)(4)(ii) Fee Waiver Agreement between the Trust and Castle Investment Management, LLC.

(i)(7) Legal Consent with respect to the Castle Focus Fund.

(j)(2) Consent of Cohen & Company, Ltd. with respect to the Castle Focus Fund.